Exhibit 4.1

NCFT

COMMON STOCK COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

NORCRAFT COMPANIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

NORCRAFT COMPANIES, INC.

INCORPORATED

DELAWARE

July 23,

2013

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

(Brooklyn, New York)

Transfer Agent

and Registrar,

By

Authorized Signature

NUMBER SHARES

Chief Executive Officer Chief Financial Officer

PROOF

NORCRAFT COMPANIES

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT—as tenants by the entireties JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-

Custodian

(Cust)

under Uniform Gifts to Minors

(Minor)

Act

(State)

UNIF TRF MIN ACT-

Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,

hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney

to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENTOR ANY CHANGE WHATEVER.